Filed Pursuant to Rule 497(e)

Registration No.: 333-53589

VALIC Company II

Supplement dated June 23, 2017, to the

Statement of Additional Information (“SAI”) dated January 1, 2017, as supplemented and amended to date

Effective immediately, the information with respect to the High Yield Bond Fund in the table on page 59 of the SAI under the heading “Portfolio Managers – Other Accounts” is hereby deleted in its entirety and replaced with the following:

Advisers/ Subadviser	Portfolio Manager	Other Accounts
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in $ millions)	No. of Accounts	Total Assets (in $millions)	No. of Accounts	Total Assets (in $millions)
Wellington Management	Christopher A. Jones	10	1,779	16(2)	2,299(248)	25(1)	3,835(284)
	David B. Marshak	15	913	8	165	11	225

Capitalized terms used herein but not defined shall have the meanings assigned to them in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.